UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

February 23, 2015
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Delphi Automotive PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04	Triggering Event That Accelerates or Increases a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Item 8.01	Other Events.

On February 23, 2015, Delphi Corporation (the “Company”), a 100% owned subsidiary of Delphi Automotive PLC (“Delphi”), announced that it intends to redeem for cash the entire $500 million aggregate principal amount outstanding of the Company’s 6.125% Senior Notes due 2021 (the “2021 Notes”). The 2021 Notes are redeemable at a redemption price that includes a make-whole premium, plus any interest accrued and unpaid to the redemption date. The redemption is expected to occur on March 25, 2015.

The redemption is conditioned upon the completion, prior to the redemption date, of a debt refinancing that would generate gross proceeds sufficient to fund the redemption. Any such financing is subject to market and other conditions.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, those related to the financing and completion of the redemption and the completion of the new financing described herein. These forward-looking statements reflect, when made, Delphi's current views with respect to current events and the proposed redemption and new financing. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi's operations and business environment as well as market conditions, which may cause Delphi’s actual results to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are discussed under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in Delphi's filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for Delphi to predict these events or how they may affect Delphi. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 27, 2015	DELPHI AUTOMOTIVE PLC

		By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

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